Related Parties	12 Months Ended
Dec. 31, 2022
Related Parties [Abstract]
RELATED PARTIES:

NOTE 9 - RELATED PARTIES:

Related party balances at December 31, 2022 and December 31, 2021 consisted of the following:

	December 31, 2022	December 31, 2021
	(U.S. Dollars in thousands)
(a) Due from Illumigyn	$48	$3
(b) Due from Wellsense Technologies Ltd.	10	11
(c) Due from Six-Eye Interactive	21	1
(d) Due from Six AI ltd.	8	3
( e) Due from Musashi	2	-
Total from related parties	$89	$18

b.	Related parties transactions:

	Year ended December 31,
	2022	2021	2020
	(U.S. Dollars in thousands)
Research and development – see c below	-	80	355
General and administrative – see d and e below	(218)	(191)	(222)

c.	Six AI Ltd Service agreement

On April 16, 2020, the Company entered into an agreement with SixAI Ltd. (hereinafter,-“SixAI”) a company controlled by Ran Poliakine, the Company’s former Chief Executive Officer and a chairman of the Company’s board of directors for certain software development and mechanical engineering services. The service agreement was effective as of March 1, 2020 and has been extended by mutual agreement of the parties several times, until terminated at December 31, 2021. During the years ended December 31, 2022, 2021 and 2020, the Company recorded an expense of $0, $80 thousand, and $355 thousand, respectively. Mr. Poliakine currently serves as a member of the board of directors of SixAI and Mr. Poliakine is a significant shareholder of SixAI.

d.	Illumigyn Ltd.

Illumigyn Ltd (hereinafter, – “Illumigyn”) is a company in which Ran Poliakine, the Company’s former Chief Executive Officer and a member of the Company’s board of directors, is a significant shareholder. Ms. Noga Kainan, a member of the Company’s board of directors serves as a member of the board of directors of Illumigyn, and Anat Kaphan, the Company’s former Chief Innovation Officer currently who serves as a member of the advisory board of the Company, also serves as a consultant to Illumigyn. Since November 1, 2019, Illumigyn sub-leased in transaction approximately 1,800 square feet of private office space, including access to shared public spaces, from the office spaces which the Company leases in Neve Ilan, Israel. Illumigyn pays approximately $12 thousand per month. During the years ended December 31, 2022, 2021 and 2020, the Company received approximately $171 thousand, $125 thousand and $163 thousand, respectively, in relation to the sub lease.

e.	Wellsense Technologies Ltd.

Wellsense Technologies Ltd.(hereinafter, “Wellsense”) is a company in which Ran Poliakine, the Company’s former Chief Executive Officer and a member of the Company’s board of directors, is a shareholder. Since February 2020, Wellsense has sub-leased private office space, including access to shared public spaces, from the Company in Neve Ilan, Israel. Wellsense pays approximately $7.0 thousand per month. During the years ended December 31, 2022, 2021 and 2020, the Company received $47 thousand, $66 thousand and $59 thousand, respectively, in relation to the sub lease.

f.	Employment Agreements

The Company has entered into an employment agreement with Ran Poliakine, the Company’s founder, Chairman of the Board of Directors, and former Chief Executive Officer. Pursuant to the agreement, if the Company terminates Ran Poliakine’s employment and waives his obligation to perform services during the notice period of 180 days, Ran Poliakine will be entitled to receive payments of his base salary and social benefits in lieu of notice for the waived period, up to the full notice period for an immediate termination. The agreement provides Ran Poliakine with a gross monthly base salary equal to $40 thousand which was increased to $60 thousand upon the consummation of the Company’s initial public offering. Ran Poliakine served as the Company’s Chief Executive Officer through December 31, 2021.

On September 27, 2021, the Company and Erez Meltzer entered into an employment agreement, pursuant to which Mr. Meltzer agreed to serve as the Company’s new Chief Executive Officer (the “Meltzer Employment Agreement”). The Meltzer Employment Agreement commenced and became effective as of January 1, 2022 and shall continue for an indefinite period until it is terminated by either party. Pursuant to the terms of the Meltzer Employment Agreement, Mr. Meltzer will receive an annual base salary of nine hundred ($900) thousand dollars per year, and will be eligible for an annual incentive payment of up to one hundred percent (100%) of his base salary, which of them $450 thousand were guaranteed for the 2022 fiscal year if his employment is continued through the entire fiscal year, and were withdrawn during 2022 as an advance payment on account of the 2022 annual bonus, subject to full recourse (clawback) if the bonus is not earned; Accordingly, in 2022, Mr. Meltzer was paid seven hundred ($700) thousand dollars on the account of his 2022 annual bonus, subject to resource (clawback) as described above. Mr. Meltzer will be entitled to customary social benefits under Israeli law and practice pursuant to which the Company shall insure the CEO with a manager’s insurance policy or a pension fund, or a combination of both (whereby each will apply partially), all according to his election;  Mr. Meltzer will be granted options to purchase 300,000 Ordinary Shares (the “Options”) which will vested equally over a period of 48 months as long as Mr. Meltzer will be employed by the Company. The Options shall be subject to the Company’s 2019 Equity Incentive plan and, to the extent possible, be granted pursuant to Section 102 of the Israeli Income Tax Ordinance, 5721-1961. The exercise price of the Options shall be $23.84 per share, a share price equals to the 30-day average of the Company’s share price on NASDAQ, prior to the date of approval of the CEO’s employment agreement by the Board on September 27, 2021. Such amount may be paid by the CEO by way of a cashless exercise mechanism. The agreement calls for a 6 months’ mutual notice of termination and 270 days if the Company provides notice during the first year of employment (except for “Cause” as defined in the employment agreement, in which case no prior notice will be required).

g.	Service Agreement

In February 2021, the shareholders of the Company approved the entry into an agreement with Floyd Katske, effective as of October 1, 2020, whereby Floyd Katske will assist the Chief Executive Officer and the Company with various tasks given his medical knowledge, expertise and experience, as may be requested from time-to-time by the Company’s Chief Executive Officer. These tasks were in addition and unrelated to his role as a member of the board of directors of the Company. Floyd Katske was paid with respect to such services $200 per hour, against an invoice. The services were limited to 100 hours in any calendar month, according to hours approved by the Chairman. In addition, Floyd Katske was paid cash compensation consisting of RSUs granted in each calendar quarter, in the amount calculated by dividing (i) two times the cash compensation paid during such quarter as aforesaid by (ii) the fair market value of the Company’s ordinary shares on the last trading day of such quarter. All tax consequences were borne by Floyd Katske. During the year ended December 31, 2022, the agreement was terminated and the Company recorded an expense of $47 thousand in research and development expenses with regards to the services provided by Floyd Katske.